[LETTERHEAD OF KRAMER LEVIN NAFTALIS & FRANKEL LLP]





       FAX

  (212) 715-8000
      -----

WRITER'S DIRECT NUMBER

  (212) 715-9100

                                 March 26, 1999





The Victory Portfolios
3435 Stelzer Road
Columbus, Ohio 43219



                    Re:     Post-Effective Amendment No. 49 to
                            Registration Statement on Form N-1A
                            File Nos. 33-8892;811-4582
                            -----------------------------------



Dear Ladies and Gentlemen:

               We hereby consent to the reference of our firm as Counsel in this Registration Statement on Form N-1A.

                                         Very truly yours,

                                         /s/ Kramer Levin Naftalis & Frankel LLP